Exhibit 99.1

Gold / / Copper Closing the Gap October 2020

MUX Cautionary Statement Executive Summary: If you are r isk - averse , don’t buy our shares. Past performance is unreliable in predicting the future. Unexpected events do happen and will change forecasts. MUX

MUX Introduction to Senior Management Peter Mah COO Rob McEwen Chairman & Chief Owner Anna Ladd - Kruger CFO Rob has $1/ year salary, is invested $165M in McEwen Mining and owns 20% of the outstanding shares. He in the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. Peter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. He set a strong track record in building, transitioning and operating mines. Peter holds a BASc in Mining and Mineral Process Engineering and a MASc from UBC. Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO of Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid - tier producer. Anna is CPA, CMA, and holds a MSc in Economics from Queen's University and a BComm from UBC.

MUX -40 -20 0 20 40 60 80 100 10/6/17 10/6/18 10/6/19 10/6/20 Gold Silver S&P500 Nasdaq Dow Gold & Silver Gaining Attention Again! Silver 37% % Source: Bloomberg. From Oct 6, 2017 – Oct 6 , 20 20 . Gold 47% S&P 32% Dow 22% Nasdaq 69%

MUX $1 $2 $3 Aug/2020 Sep/2020 Oct/2020 New Found Gold $0 $1 $2 $3 Mar/2020 Jun/2020 Sep/2020 HighGold $0 $1 $2 $3 Mar/2020 Jun/2020 Sep/2020 Pure Gold $0 $1 $2 $3 $4 2018 2019 2020 Amex Exploration $0 $5 $10 $15 $20 2018 2019 2020 Great Bear $0 $10 $20 $30 2014 2015 2016 2017 2018 2019 2020 Abitibi Royalties Eye Catching Performance – Exploration / Development / Royalties Source: Bloomberg. As of October 6, 2020. RZZ.V GBR.V AMX.V PGM.V HIGH.V NFG.V

MUX $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $0 $10 $20 $30 $40 $50 $60 $70 Oct/2015 Oct/2016 Oct/2017 Oct/2018 Oct/2019 Oct/2020 GDXJ MUX Outperformed GDXJ Trouble starts Gap to close MUX – Targeting to Close the Gap MUX vs GDXJ Oct 2015 – Oct 2020 GDXJ MUX Source: Bloomberg. From Oct 6, 2015 to Oct 6 , 20 20 .

MUX Strengths x Gold & Silver Production x World Class Jurisdictions for Exploration, Production & Growth x Huge Copper Deposit x Large Insider Ownership Objectives ▪ Decrease Cost / oz ▪ Increase Production ▪ Extend Mine Life MUX is Closing the Gap

MUX MUX’s Diversified Portfolio Mines Gold & Silver Development Pipeline Gold & Silver Froome Grey Fox Stock Copper Los Azules Fenix Black Fox Argentina Mexico Nevada Ontario Gold Bar El Gallo San José

MUX 5 Year Strategic Organic Growth Pipeline Targeted Gold Equivalent Production to 300,000 oz / Year 170 210 300 300 300 2020F 2021E 2022E 2023E 2024E 2025E Production (koz Au Eq) Fox Complex Gold Bar El Gallo San Jose Based on internal management estimates and dependent on technical studies to be completed

MUX 1 Lengths presented are true widths. Please see Sep 4, 2019 and Sep 6, 2018 press releases. McEwen’s current deposits outlines Ore bodies Headframe / shaft Fox Complex Kirkland Lake Timmins 1,000m 2,000m Surface 3,300ft 6,600ft Stock Black Fox Fox Complex Exploration Focus ▪ Near surface & depth potential ▪ Other gold mines in the area go much deeper Stock West 6.7 g/t Au / 39m 5.6 g/t Au / 29.1m 7.7 g/t Au / 25m Stock East 63.6 g/t Au / 6.2m 34.7 g/t Au / 6.5m Grey Fox 53 g/t Au / 7.4m 39.5 g/t Au / 3.8m 4.8 g/t Au / 19m 10.9 g/t Au / 18.8m Stock Mine 27.2 g/t Au / 7m incl. 311 g/t Au / 0.6m Black Fox Mine 55.1 g/t Au / 1.2m 232 g/t Au / 0.9m Fox Timmins, Canada

MUX ▪ +20 km of underexplored, prospective structures ▪ Near our existing mine & mill infrastructure Fox Complex on Prime Segments of DPFZ Fox Timmins, Canada Taylor mine Aquarius Matheson Destor - Porcupine Fault Zone (DPFZ) Grey Fox Stock Property (mill) Froome 70 Moz Produced Timmins Mining Camp 1 Gold Deposits Splay Structures Black Fox Property (mine) Black Fox Mine 1 Timmins Mining Camp is located 36 km west of Stock Property 6 miles

MUX 2 km 1.2 miles N Please see Appendix for more details. Grey Fox Deposit Froome 181 Koz Indicated @ 5.1 g/t Au Black Fox Property Grey Fox 888 Koz Indicated @ 7.1 g/t Au 173 Koz Inferred @ 6.6 g/t Au

MUX Area Project Hole # Gold (g/t) Width (m) From (m) Including Au_GxM GREY FOX 147NE 19GF - 1253 265 1.20 56 318 19GF - 1121 261 0.60 168.7 157 19GF - 1123 39.5 3.80 325 143 g/t Au over 1m 150 19GF - 1151 10.0 13.2 229.8 133 19GF - 1134 6.98 15.5 466 108 19GF - 1175 148 0.71 189.1 105 GF South 19GF - 1198 10.9 18.8 281.2 205 19GF - 1261 13.6 15.0 69 126.5 g/t Au over 1m 204 19GF - 1277 29.1 5.00 98 146 19GF - 1310 4.30 26.5 335 113 147 Zone 19GF - 1187 3.99 34.0 207 7.04 g/t Au over 14m 136 19GF - 1259 120.5 1.10 7.9 133 Whiskey Jack 19GF - 1293 53.0 7.40 147 392 19GF - 1248 8.99 44.0 181 395 19GF - 1242 9.74 13.0 107 127 Gibson 19GF - 1275 26.3 9 892 226 g/t Au over 1m 236 19GF - 1106W1 26.7 8.04 739 519 g/t Au over 0.4m 215 Grey Fox 2019 Exploration Highlights Drill assay values from multiple zones of near surface mineralization Width (m) = down hole intersection

MUX Grey Fox – Abundant Visible Gold ▪ Near surface deposit ▪ Good grades, widths and continuity ▪ More competent rock than Black Fox ▪ Open Pit + Underground potential

MUX 1 km (0.6 miles) 1.5 km 1.5 km Sedimentary rocks Syenite Intrusion Mafic Volcanic Rocks Mafic Volcanic Rocks 147 Zone Contact Zone Gibson South Zone 147NE Whiskey Jack Apr 30, 2020 Resource Update Indicated 888 Koz @ 7.05 g/t Au Inferred 173 Koz @ 6.58 g/t Au Ultramafic volcanic rocks Grey Fox – Already Sizeable Resource & Growing ▪ Large mineralized system ▪ Structurally controlled ▪ 6 distinct mineralized zones ▪ Exciting new zone Whiskey Jack

MUX From 147 m: 53 g/t Au over 7.4 m (hole 19GF - 1293) Grey Fox – Whiskey Jack High Grade Intersected at Shallow Depth Gold grade (g/t) ▪ Drilling started in September 2020 ▪ Of 9 new holes completed, 7 have visible gold assays pending

MUX - 200m - 400m - 600m - 800m - 1000m - 1200m - 200m - 400m - 600m - 800m - 1000m Stock Property - Significant Gold Intersections Stock West Stock Mine (care & maintenance) Stock East 1000 m 0 Mineralized areas/ targets S19 - 95 27.2 g/t Au / 7m incl. 311 g/t Au / 0.6m S18 - 31 5.6 g/t Au / 3.3m, 14.1 g/t Au / 1.8m incl. 30.1 g/t Au / 0.8m SEZ19 - 28 34.7 g/t Au / 6.5m incl. 74.1 g/t Au / 3m SEZ19 - 35 63.6 g/t Au / 6.2m incl. 317 g/t Au / 1.2m S19 - 98 5.6 g/t Au / 30m incl. 9.1 g/t Au / 13m S19 - 105 5.5 g/t Au / 29.7m incl. 5.6 g/t Au / 29.1m S19 - 106 7.7 g/t Au / 25m incl. 11.2 g/t Au / 16.2m S19 - 113 6.5 g/t Au / 19m incl. 7 g/t Au / 17m S19 - 112A 4.2 g/t Au / 14.5m incl. 12.2 g/t Au / 3.4m S19 - 101 6.4 g/t Au / 42m incl. 6.7 g/t Au / 39m Longitudinal Section – Looking North. All intersections are core lengths. 3300 ft Stock Deep

MUX Stock West Drill Results - Strong, Consistent Mineralized Intersections VG 21.4 g/t Visible Gold 5.6 g/t Au over 30 m Drill core from hole S19 - 98.

MUX Operations Challenges & Solutions Mine Challenges Solutions Black Fox Contractor crusher fire Flood grade control Low active ore headings Life Of Mine – Fox Complex Expansion x x x Purchased in - house crusher New water control measures More development In - house resource estimation – drilling Froome bridge - expansion PEA Q4 Gold Bar Did not follow FS Workforce costs high Resource model interpretation Operational efficiencies Mining Contractor underperforming Life Of Mine x x Restructured & reduced Increased drilling (~20km) Implementation Engineers Better oversight and options GB, GBS, near mine, Tonkin oxides, etc. El Gallo On residual leach Life of Mine Small scale mining Fenix gold and silver project FS Q4 x denotes completion

MUX Fox Complex Project Location – Central Processing Strategy Black Fox (Stock Mine) Mill Black Fox Mine Matheson McEwen Timmins Properties Rail Lines Rail Lines Railway to Kirkland Lake, North Bay and Sudbury Trans - Canada Hwy 28 Miles by Road N 6 Mile Spur (not existing) Timmins 20 Miles by Road Grey Fox Gold Resources - 2.96 M Measured & Indicated and 1.154 M Inferred

MUX Fox Complex Conceptual Expansion Strategy 1 Production Growth Steps to Target +100 Koz / Yr Leverage Stock Mill Capacity 1 Based on existing 1.5 Moz Measured & Indicated Resource. Step 1. Black Fox Mine Improve operations , profitability & drill 2020 - 21 Step 2. Froome Set up commercial production in 12 - 14 months Bridging gold production for next 2 - 3 years Step 3. Grey Fox Grow scale & increase Life of Mine ; PEA 2020 Whiskey Jack drilling underway, assays pending Stock - Blue Sky Growth Advance sooner leverage existing permits Tender contract to restore UG access via existing shaft 2020 - 21 aggressive exploration drilling campaign West Zone resource delineation & step - out drilling underway

MUX Fox Complex Expansion – Targeted Business Objectives □ Identify the optimal business case to complete a Feasibility in 2021 x Increase Timmins gold production to 100,000 - 150,000 oz/ year x Extend mine life to 10 years or better x Centralize ore processing at the Stock Mill x Centralize support and mine service functions, lowering costs □ Determine development timing and mill feed blend from the Fox Complex properties: the Black Fox Complex (incl. Grey Fox deposits), Stock and MUX Timmins (formerly Lexam) □ Target maximum combined Cash Costs of $750 - 800/ oz Au and AISC of $1000 - 1050/ oz Au □ Emphasize near - term production growth by 2022 - 23 or sooner

MUX 840E 660HQZ 660 - 680 CZ 400 - 460CZ Black Fox West Flank 280 - 300W 280E 240E 620E YE 2019 Resources Production Stopes Planned Development Actual Development Actual Mined Stopes Black Fox Mine – Production Areas 2020 - 2021 Black Fox Deep - areas where production is realized What’s New? 1. More development and definition diamond drilling 2. Production established in multiple areas 3. Increased ore headings & flexibility 4. Improved mine plan attainment 5. Improved grade control 6. Target extending 2021 production plans

MUX Froome – Commercial Production Expected Q4 2021 Froome Is Better Than Black Fox Because: • Shallower deposit - more efficient haulage and reduced underground congestion • Wide disseminated style mineralization - more consistent grades and continuity • Wider mining widths - ranging from 15 - 40 m most of deposit • Larger stopes - more efficient underground development, sequencing & mining • Improved productivity Section Looking North Sep 30 th Development Progress Portals Black Fox Open Pit Surface Froome Deposit

MUX Numbers in yellow represent grams per tonne values over sample length Froome Deposit – Typical Core Intersection Silicified metasediments cut by quartz - ankerite veinlets & breccias with up to 5% disseminated fine grained pyrite Shown below is an example core interval of the wide zone, favorable ground conditions expected From 127 m: 4.55 g/t Au over 53 m , incl. 8.92 g/t Au over 10.6 m (hole # 15PR - G031 ) Gold grade (g/t)

MUX Gibson Portal 147 NE Contact Pit 147 Pit South Pit » Expansion study underway » Potential mining scenarios for the Grey Fox deposit: - High grade open pits (+3g/t*) - Underground mining (7g/t*) Fox Complex Expansion – Potential for Open Pit & Underground Grey Fox Conceptual Pits * Resource estimate: May 19, 2020 news release.

MUX Nevada, Prime Real Estate for Gold Cortez Nevada Gold Mines Cortez 50 Moz Au cluster 1 Fourmile Discovery Goldrush MUX Property NGM Property Faults Gold Bar Complex 20 k m 1 . Includes past production and current resources. Underexplored with Upside Potential x Surface near mine & deeper targets x Oxide & sulfide Legend Gold Bar Nevada, USA 12 miles N On Trend - Similar Geology Criteria Cortez & Gold Bar Large footprint, shallow oxide gold x Host rock, alteration, mineralization style x Major faults, structural traps x Intrusions x

MUX Gold Bar – Exploration Potential Gold Bar South Pot Canyon Gold Canyon Cabin Creek Pick ▪ Extensions of known deposits (Gold Bar & Gold Bar South) ▪ Follow - up on positive drill intersections Hunter Taurus Horse Canyon Rutabaga Gold Stone Ridge 6,100 m Gold Bar

MUX Gold Bar Operations Status x Mining efficiency improvements reducing unit mining costs 20 - 30% x Agglomeration versus ROM - crushed under 3 rd party review x Over 20 km definition drilling completed in 2020 x Gold Bar South permitting underway x Follow up Gold Bar Pick resource - reserve, definition drilling completed, results pending x Next follow up drill targets under evaluation for Ridge and Cabin – Ore, grade and process control improvement plans ongoing – Maintenance improvements underway – Reserve and Feasibility Study update Q4 – Production and cost guidance to follow Q4 Gold Bar Nevada, USA

MUX San José Argentina 1. Hochschild Mining 2019 Annual Report. 2. Based on a 49% McEwen Mining ownership basis. 3. McEwen Mining press release Mar 16, 2020, “McEwen Mining Reports 2019 Full Year and Q4 Results". 4. Hochschild’s “Annual Report and Accounts 2018”. 5. Newmont 2019 10 - K r eport. Reserve Grade 1 Production 2019 2,3 Mine Life 4 459 gpt Silver 7.3 gpt Gold 3.4 Moz Silver 52 Koz Gold 5 Years San José Mine: Production Since 2007 High Grade Silver & Gold (49% Owned) ▪ Large Property ▪ High Grade Mine ▪ Surrounds Newmont San José Mine N Production 2019 5 334,000 oz Au 12 miles

MUX N 20 k m Newmont Cerro Negro Mine 12 miles San José Argentina San José Exploration ▪ Adding new resource close to current mine at Emilia and Julia veins ▪ Titan geophysics completed – new potential drilling program to begin shortly ▪ Continuing to explore Telken area next to Cerro Negro – six new drill holes expected ▪ Rosalia being drilled from Sept ▪ Further drilling at Aguas Vivas scheduled for H2 2020 Source: Hochschild Mining Rosalia Aguas Vivas Titan Drilling Telken North Telken South Observed Veins Inferred Veins Exploration focus close to Cerro Negro Property Outline

MUX San José Exploration Source: Hochschild Mining

MUX Tonnes Copper Gold Silver Indicated: 962 Million 10.2 Billion lbs @ 0.48% 1.7 Million oz @ 0.06 gpt 55.7 Million oz @ 1.8 gpt Inferred: 2,666 Million 19.3 Billion l bs @ 0.33% 3.8 Million O z @ 0.04 gpt 135.4 Million Oz @ 1.6 gpt Source: Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Los Azules Argentina Significant Optionality to Copper Los Azules : De - Risking 221 m (725 ft) @ 1.62% Cu 200 m (656 ft) @ 0.89% Cu 240 m (787 ft) @ 0.94% Cu 360 m (1,181 ft) @ 0.63% Cu 429 m (1,470 ft) @ 0.75% Cu Drill Intersections Highlights

MUX Los Azules - Robust @ $3/ lb Copper Highlights PEA 2017 (Hatch) Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Initial Capex $2.4 Billion Payback Mine Life After - Tax IRR After - Tax NPV @ 8% Average Annual Production 1 st 13 years 3.6 years 36 years 20% $2.2 Billion 415 Million lbs Cu @ cash cost $1.14/ lb + Au & Ag credits

MUX What Makes MUX Unique $16 5 M 2 0% $1/ Y r Investment 1 Ownership Salary Rob McEwen 20% Institutional 18% Retail 62% 1 - Rob McEwen’s: $1 40 M shares investment + $25 M loan investment, Aug 13, 2018 & Mar 29, 2019 press release. Share ownership. SEC filings. 2 - Average Daily Trading Volume over 3 months. 3 - Ownership in million shares. Source: Bloomberg. As of Oct 6, 2020. Rob McEwen 82.2 M Van Eck Associates 17.0 M BlackRock 12.4 M Mirae Asset Global Investments 6.2 M The Vanguard Group 6.0 M Geode Capital Management 2.7 M Sun Valley Gold 2.5 M Renaissance Technologies 2.4 M ETF Managers Group 1.7 M SIG HOLDING 1.5 M Shares Outstanding: Fully Diluted: ADTV 2 : Share Price: Market Cap: 409 M 443 M 5.6 M US$1.06 US$434 M Top 10 Holders 3 Stock Ownership

MUX Financing and Liquidity Update • US$50M debt facility amended, removing near term liquidity issue – Negotiated favorable repayment terms, diverting immediate cashflow into operations capital expenditure programs and working capital needs • US$10.4 M flow through financing closed in September to further fund exploration programs at the Fox Complex – Aligns to strategic growth plans • Managing operating margins – Review of capital expenditures, material contracts, and procurement synergies

MUX Near Term Catalysts • Improving operational performance and profit margins, driving down costs • Growth pipeline deliverables - technical reports Q4 2020: Fox Complex expansion PEA Fenix Feasibility Study Gold Bar Pick and South Resource, Reserve & Feasibility Study update • Exploration drill programs at Grey Fox, Stock and Gold Bar Pick

Appendix

MUX Appendix: Froome Ramp Development On Target. 1 ST Ore Expected Q2 2021. Black Fox Pit Actual 546m Actual 395m Ventilation Ramp remaining 485m Haulage Ramp remaining 574m Haulage Ramp 41% Complete Ventilation Ramp 53% Complete Sept 30 th Actual Plan View North Pit bottom Transverse & longitudinal stope development light green

MUX Strong, Consistent Mineralized Intersections Length Au g/t Cog 1Cog 3 475m 1.0 6.6 1.0 3.0 1.0 1.8 1.0 2.3 1.0 3.5 1.0 2.3 1.0 3.1 1.0 2.5 1.0 7.7 1.0 8.7 1.0 2.4 1.0 3.3 1.0 5.1 1.0 1.6 1.0 5.5 1.0 4.0 1.0 4.5 1.0 5.2 1.0 2.6 1.0 0.9 1.0 4.1 1.0 2.1 1.2 3.1 0.8 1.2 1.0 6.2 1.0 22.8 1.0 8.3 1.0 22.3 0.6 18.7 504.10m 0.6 11.8 5.62g/t Au / 29.1m5.62g/t Au / 29.1m Length Au g/t Cog 1Cog 3 536m 1.0 1.2 1.0 0.1 1.0 0.8 1.0 3.4 1.0 1.3 1.0 0.7 1.0 11.6 1.0 6.0 1.0 10.7 1.0 10.4 1.0 16.9 1.0 12.6 1.0 13.7 1.0 26.8 1.0 21.4 1.0 9.5 1.0 13.9 1.0 13.1 1.2 8.7 0.8 2.3 1.0 2.0 1.0 0.5 1.0 1.4 1.0 0.8 561m 1.0 2.2 7.72g/t Au / 25m 11.24g/t Au / 16.2m Hole S19 - 106 536m to 561m Hole S19 - 101 494m to 536m Length Au g/t Cog 1Cog 3 494m 1.0 1.3 1.0 1.6 1.0 2.4 1.0 4.1 1.0 6.6 1.0 2.8 1.0 3.4 1.0 8.3 1.0 16.7 1.0 7.9 1.0 5.3 1.0 2.9 1.0 4.8 1.0 3.1 1.0 6.7 1.0 11.3 1.0 5.1 1.0 6.7 1.0 7.8 1.0 3.1 1.0 5.7 1.0 6.7 1.0 9.5 1.0 3.5 1.0 6.2 1.0 6.4 1.0 6.8 0.9 9.5 0.2 4.2 0.9 2.7 1.0 41.4 1.0 4.0 1.0 4.2 0.5 6.7 0.5 5.2 1.0 4.3 1.0 4.7 1.0 2.0 1.0 11.0 1.0 7.9 1.0 6.4 1.0 0.9 1.0 1.0 536m 1.0 5.7 6.37g/t Au / 42m 6.72g/t Au / 39m Hole S19 - 105 475m to 504.1m Au g/t > 30 20 to 30 10 to 20 5 to 10 3 to 5 1 to 3 Appendix: Stock West Drill Results

MUX Appendix: Reserves & Resources Mineral Reserves Source: Company disclosure. Attributable Gold Reserves Proven Probable Proven + Probable 43 - 101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar 2.2 1.27 88 14.3 0.96 436 16.5 0.99 524 San José (49%) 0.4 7.75 96 0.1 5.78 22 0.5 7.28 118 Black Fox Mine 0.04 5.4 7 0.3 5.78 57 0.3 5.73 64 TOTAL 191 515 706 Attributable Silver Reserves Proven Probable Proven + Probable 43 - 101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 489 6,032 0.1 363 1,413 0.5 459 7,448

MUX Appendix: Reserves & Resources Mineral Resources Attributable Gold Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Au Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.8 8.59 212 0.5 6.04 94 1.2 7.61 306 0.9 5.62 157 Los Azules - - - 962.0 0.06 1,700 962.0 0.06 1,700 2,666.0 0.04 3,800 El Gallo Silver 1.1 0.09 3 4.4 0.13 19 5.5 0.12 22 0.6 0.38 7 Palmarito 1.7 0.38 20 0.01 0.23 0 1.7 0.38 20 0.5 0.30 5 Palmarito Dumps 0.2 0.29 2 0.1 0.24 1 0.2 0.28 2 - - - Carrisalejo - - - 0.4 0.11 1 0.4 0.11 1 0.04 0.02 - El Encuentro - - - 0.5 1.87 32 0.5 1.87 32 0.2 5.68 35 El Gallo Heap Leach Pad - - - 4.7 0.56 84 4.7 0.56 84 4.4 0.72 101 Tonkin 17.5 1.44 820 14.7 1.34 627 32.3 1.39 1,447 8.4 1.13 311 Gold Bar 2.8 1.17 106 21.6 0.88 614 24.4 0.93 719 6.8 0.90 196 Gold Bar South 0.7 1.23 29 1.1 0.97 35 1.9 1.07 64 0.4 0.72 9 New Pass (50%) 5.0 0.97 156 0.1 0.59 1 5.1 0.97 157 - - - Limo 5.9 0.89 168 3.7 0.61 73 9.6 0.78 241 2.2 0.70 51 Timmins, Open Pit 0.5 2.44 36 12.1 1.89 741 12.6 1.91 777 6.3 1.79 358 Timmins, Underground 0.4 5.56 64 4.1 4.82 628 4.4 4.88 692 4.2 4.35 596 Black Fox Mine 0.2 7.83 61 0.8 7.48 195 1.1 7.56 255 0.1 7.32 12 Tamarack - - - 0.8 1.83 46 0.8 1.83 46 - - - Grey Fox - - - 3 .9 7.05 8 88 3 .9 7.05 8 88 0.8 6.58 173 Froome Underground - - - 1.1 5.09 181 1.1 5.09 181 0.05 4.13 7 Stock East Open Pit - - - 2.0 1.26 83 2.0 1.26 83 0.3 0.91 8 Stock East Underground - - - 0.4 3.19 38 0.4 3.19 38 - - - TOTAL 1,676 6,081 7,754 5,826 Source: Company disclosure. Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

MUX Appendix: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosure. Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.8 537 13,231 0.5 364 5,660 1.2 470 18,888 0.9 356 9,960 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Silver 1.1 150 5,088 4.4 120 17,053 5.5 125 22,140 0.6 82 1,488 Palmarito 1.7 136 7,245 0.01 148 52 1.7 136 7,297 0.5 133 2,258 Palmarito Dumps 0.2 177 1,007 0.1 154 338 0.2 170 1,345 - - - Carrisalejo - - - 0.4 116 1,454 0.4 116 1,454 0.04 821 1,111 El Encuentro - - - 0.5 2 42 0.5 2 42 0.2 19 117 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 27,891 80,969 108,856 150,334

MUX Appendix: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 .